Exhibit 99.1

Natera Inc. Oncology call October 10, 2019

Safe harbor statement This presentation contains forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding the market opportunity, products, commercial partners, user experience, clinical trials, financial performance, strategies, anticipated future performance and general business conditions of Natera, Inc. (“Natera”, the “Company”, “we” or “us”), are forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including: we face numerous uncertainties and challenges in achieving the financial guidance provided; we may be unable to further increase the use and adoption of Panorama, through our direct sales efforts or through our laboratory partners, or to develop and successfully commercialize new products, including our cancer and transplant rejection products; we have incurred losses since our inception and we anticipate that we will continue to incur losses for the foreseeable future; our quarterly results may fluctuate significantly; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate, and even if the market in which we compete achieves the forecasted growth, our business could fail to grow at similar rates; we may be unable to compete successfully with either existing or future prenatal testing oncology diagnostic or transplant rejection products or other test methods; we may not be successful in commercializing our cloud-based distribution model; our products may not perform as expected; the results of our clinical studies may not support the use of our tests, particularly in the average-risk pregnancy population or for microdeletions screening, or may not be able to be replicated in later studies required for regulatory approvals or clearances; if our sole CLIA-certified laboratory facility becomes inoperable, we will be unable to perform our tests and our business will be harmed; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers; if we are unable to successfully scale our operations, our business could suffer; our cord blood and tissue banking activities are subject to regulations that may impose significant costs and restrictions on us; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources; we may be unable to expand third-party payer coverage and reimbursement for Panorama and our other tests, and we may be required to refund reimbursements already received; third-party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors, such as the increased focus by third-party payers on requiring that prior authorization be obtained prior to conducting a test; if the FDA were to begin actively regulating our tests, we could incur substantial costs and delays associated with trying to obtain premarket clearance or approval and incur costs associated with complying with post-market controls; we could be subject to third party claims of intellectual property infringement, which could result in litigation or other proceedings and could limit our ability to commercialize our products or services; and any failure to obtain, maintain, and enforce our intellectual property rights could impair our ability to protect our proprietary technology and our brand. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic filings with the SEC. Further information on potential risks that could affect actual results will be included in other filings we make with the SEC from time to time. Given these uncertainties, you should not place undue reliance on the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us is available at investor.natera.com or at http://www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at Natera, Inc., 201 Industrial Road, Suite 410, San Carlos, California 94070. Our telephone number is (650) 249-9090.

Published validation studies in 4 cancer types (Nature, JAMA Oncology, etc.) Completion of 2 additional studies (pan-cancer monitoring and neoadjuvant breast) FDA breakthrough status ~25 biopharma partnerships $50 million partnership with BGI Draft Medicare local coverage decision in colorectal cancer Partnership with Foundation Medicine Signatera success to date

Agenda Signatera overview Data presented to date Key commercial pathways: Direct pharma channel Direct clinical channel Partnership in China with BGI Genomics Partnership with Foundation Medicine

Oncology MRD market opportunity ctDNA / Liquid biopsy Monitoring $15B Therapy selection Early detection Based on internal company estimates

10+ years of experience with cell free DNA >2 million tests performed Single molecule sensitivity in a tube of blood Natera’s technology designed to analyze cell-free DNA Novel molecular method Powerful bioinformatics Reproductive health Oncology Organ transplant

How Signatera works Sequencing of tumor tissue, to identify unique signature of tumor mutations Custom design and manufacture of personalized mPCR assay for each patient, targeting the top 16 clonal mutations found in tumor Use personalized assay to test patient’s blood for presence of circulating tumor DNA (ctDNA)

Why personalized and tumor-informed? Ultra-sensitive detection of small traces of tumor DNA Enough variants to track Ultra-deep sequencing at >100,000X NGS coverage Measure only clonal mutations, reflective of full disease burden Accurate measurement of disease burden (ctDNA quantity) Requirements for effective monitoring and MRD assessment Personalized, tumor-informed 1 Cost-efficient for frequent repeat testing Only sequence tumor-derived variants – no wasted sequencing 2 3

Signatera validated across multiple tumor types

JAMA Oncology	Clinical Cancer Research	Nature	Journal of Clinical Oncology
Colon[1]	**Breast[2]**	**Lung[3]**	**Bladder[4]**
88% sensitivity to relapse Average lead time 8.7 mos	89% sensitivity to relapse Average lead time 9.5 mos	92% sensitivity to relapse Average lead time 4.0 mos	100% sensitivity to relapse Average lead time 2.8 mos


% Relapse-free survival
1.00
0.75
0.50
0.25
0.00
ctDNA negative
(n=60)
ctDNA positive
(n=15)
p < 0.001
HR, 44.0
(95% CI, 9.8-190)
0
365
730
1101
Days from surgery


% Relapse-free survival
1.00
0.75
0.50
0.25
0.00
ctDNA negative
(n=33)
p < 0.001
HR, 35.84
(95% CI, 7.9-161.32)
ctDNA positive
(n=16)
0
750
1500
2250
3000
Days from surgery


% Relapse-free survival
1.00
0.75
0.50
0.25
0.00
ctDNA negative
(n=10)
ctDNA positive
(n=14)
p < 0.005
0
250
500
750
1000
Days from surgery


% Relapse-free survival
1.00
0.75
0.50
0.25
0.00
ctDNA negative
(n=47)
ctDNA positive
(n=17)
p < 0.001
0
300
600
900
Days from surgery

Positive Signatera result, without further treatment, has predicted relapse with overall PPV > 98%[1-4]

1. Reinert T, Henriksen TV, Christensen E, et al.JAMA Oncol. 2019. doi:10.1001/jamaoncol.2019.0528. 2. Coombes RC, Page K, Salari R, et al. Clin Cancer Res. 2019. doi: 10.1158/1078-0432.CCR-18-3663. 3. Abbosh C, Birkbak NJ, Wilson GA, et al. Phylogenetic ctDNA analysis depicts early-stage lung cancer evolution. Nature. 2017;545:446-451. 4. Christensen E, Birkenskamp-Demtroder K, Sethi H, et al. J Clin Oncol. 2019. doi: 10.1200/JCO.18.02052.

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Not for reproduction or further distribution.

natera

Signatera outperforms CT imaging for evaluating response to Keytruda immunotherapy

Current standard of care	Therapy response evaluated every 6-12 weeks with CT imaging
Complication	Up to *1 in 10 patients* experience pseudo-progression on imaging[2]
Solution	Signatera not fooled by pseudo-progression. Better, earlier measure of response.


Example: H&N cancer
Pseudo-progression
Signatera
CT scan
Target Lesion (% Change)
50
0
-50
-100
Mean Tumor Molecules / mL
15
10
5
0
0
15
30
45
Time from first dose (weeks)

UHN natera

1. IQVIA Institute. Global Oncology Trends 2019. Therapeutics, clinical development and health system implications. Published May 2019.
2. Patel V. Progress on pseudoprogression. ddPCR for ctDNA could distinguish pseudoprogression from true disease progression. The pathologist. Published May 11, 2018.
3. Yang et al, ESMO 2019. Bespoke ctDNA Analysis as a Predictive Biomarker in Solid Tumor Patients Treated with Single-Agent Pembrolizumab.

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ctDNA changes predict outcomes ctDNA decrease at 6 weeks correlates with 2x higher survival* ctDNA clearance at any time during treatment correlates with 100% survival* *Survivals are during the follow up period

Key commercial channels Direct channel Clinical Direct channel Pharma Pharma BD reps Hiring oncology focused sales reps 100K+ clinical patients/yr 50+ active pharma partners 1 million+ genetic tests/yr in China Study enrichment, Treat on recurrence, Surrogate endpoint Stage II-III CRC, more to come Cancer monitoring Offer Signatera in China Grow contracted value and revenue Final LCD in CRC, Drive clinical volumes Launch to biopharma in 2020 Launch in 2020 Presence Application Near term goal

Breakthrough Device Direct pharma channel strategy Indications: Trial enrichment Treatment on molecular recurrence Tracking neoantigens Therapy effectiveness monitoring

$50M oncology-focused partnership with BGI $35 million upfront1 $15 million milestones2 Ongoing royalties on sales Benefits to Natera Signatera™ distribution in China 1. $35 million upfront to Natera. $6 million prepayment to BGI for sequencing services 2. Delivered upon achievement of key milestones

Stage II – III colorectal cancer Estimated > 1MM tests per year Use case mirrors CEA testing currently in NCCN guidelines CMS issues draft local coverage in CRC

Unmet need #1 in CRC: Effective monitoring for relapse 25-30% of patients relapse1,2 Over 85% of relapses caught too late for curative surgery1,2 Signatera accuracy much higher than CEA Signatera test-level specificity 99.7%3 Signatera PPV 97% 1. Purandare NC, et al. The Indian journal of radiology & imaging. 2010;20(4):284-288. 2. Lapointe L. Laboratory, Advance Healthcare Network. 2016;25(9):14. 3. Natera – data on file. 4. Reinert T, et al. JAMA Oncol. 2019. doi:10.1001/jamaoncol.2019.0528. Serial testing to detect relapse4 Avg time to relapse (months)4 14.2 mos 5.5 mos 8.7 months lead time with Signatera 88% 69% 98%* 64% *Patient-level specificity 98%; test-level specificity 99.7% Signatera CT 8.7 months lead time with Signatera Sensitivity Specificity Signatera CEA

Most patients are cured with surgery alone but still receive chemotherapy Adjuvant chemo is recommended for patients at high risk of relapse High-risk patients often missed Low-risk patients significantly overtreated Serious treatment-related adverse events occur in 10-31% of patients1 Using Signatera could reduce relapses, unnecessary treatment, and adverse events #2: Assessing risk/MRD status before adjuvant chemo 1. Gray R, Barnwell J, McConkey C, et al. Adjuvant chemotherapy versus observation in patients with colorectal cancer: a randomized study. Lancet. Dec 15 2007;370(9604):2020-2029. # patients treated to benefit one 11 3

Enabling a new market with Foundation Medicine Tumor sequencing leadership Personalized tumor monitoring for patients who have had FoundationOne®CDx 100,000+ patients annually receive FMI testing 50+ active biopharma partnerships Expands access for cancer monitoring Cell free DNA leadership

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